Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 41,158,800.00
Previously Paid Amount	0.00
Total Fee Amount	6,302.00
Total Offset Amount	0.00
Net Fee	$ 6,302.00